Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Heath A. Hill, the Chief Financial Officer of Cloud Peak Energy Inc. (the “Company”), certify, pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, that:

1.                                      The Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2015 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2015	/s/ HEATH A. HILL
Heath A. Hill
Chief Financial Officer